SB Adjustable Rate Income Fund


Sub-Item 77Q

Registrant incorporates by reference Registrant's Form 497/Definitive materials dated OCTOBER 11, 2005 filed on OCTOBER 11, 2005.
(Accession No. 0001193125-05-199620)